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                                                                    EXHIBIT 10.6

                          CREDITOR ACCESSION AGREEMENT

THIS AGREEMENT is made on 18 June 2004

BETWEEN:

(1)   UGI Bordeaux Holding (the "NEW INVESTOR"); and

(2)   Calyon in its capacity as Security Agent under the Intercreditor
      Agreement.

RECITALS:

(A) This agreement is supplemental to an intercreditor agreement dated 7 July 2003, (the "INTERCREDITOR AGREEMENT") between, among others, AGZ Holding and the entities named therein as Senior Lenders, High Yield Issuer and Investors.

(B) This agreement has been entered into to record the accession of the New Investor as an Investor under the Intercreditor Agreement.

IT IS AGREED as follows:

1.    DEFINITIONS

      Words and expressions defined in the Intercreditor Agreement have the same meanings when used in this agreement.

2.    ACCESSION OF NEW CREDITOR

2.1 The New Investor agrees to become, with immediate effect, a party to, and agrees to be bound by the terms of, the Intercreditor Agreement as if it had originally been party to the Intercreditor Agreement as an Investor.

2.2 The New Investor confirms that its address details for notices in relation to clause 18 (Notices) are as follows:

      Address:      Immeuble Les Renardieres, 3 place de Saverne, 92400
                    Courbevoie
      Facsimile:    +33 (0)1 41 88 73 13
      Attention of: President

2.3 The Security Agent for itself and the other parties to this agreement other than the New Investor confirms the acceptance of the New Investor as an Investor for the purposes of the Intercreditor Agreement.

3.    LAW

3.1 This agreement (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this deed) shall be governed by and construed in accordance with French law.

3.2 For the benefit of each Financial Party, each of the parties hereto irrevocably submits to the exclusive jurisdiction of the Commercial Court of Paris (Tribunal de Commerce de Paris) for the purpose of hearing and determining at first instance any dispute arising out of this agreement.

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                 SIGNATORIES TO THE CREDITOR ACCESSION AGREEMENT

THE NEW INVESTOR

Executed by:

THE SECURITY AGENT

Executed by:

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